EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mick Ruxin, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Avant Diagnostics, Inc. for the period ended December 31, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Avant Diagnostics, Inc.

Date: March 13, 2019	By	/s/ Mick Ruxin
Mick Ruxin, M.D.
Chief Executive Officer
(Principal Executive Officer)